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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              PREVIEW TRAVEL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                 94-2965892
(State of incorporation or organization)           (IRS Employer
                                                   Identification No.)

747 FRONT STREET, SAN FRANCISCO, CA                94111
(Address of principal executive offices)           (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                 Name of each exchange on which
     to be so registered                 each class is to be registered
     -------------------                 ------------------------------

         None                                   None

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                         ------------------------------
                                (Title of Class)
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Item 1. Description of Registrant's Securities to be Registered
        -------------------------------------------------------

Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, filed concurrently herewith.

Item 2.     Exhibits
            --------

            The following exhibits are filed as a part of this Registration
            Statement:

            1 Specimen certificate for Registrant's Common Stock - incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1.

            2.1 Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1.

            2.2 Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the Registrant's reincorporation in Delaware-- incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1.

            2.3 Bylaws - incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1.

            2.4 Third Amended and Restated Registration Rights Agreement dated June 28, 1996, as amended, by and among the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibits 10.6 and 10.7 to the Registrant's Registration Statement on Form S-1.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 3, 1997                           PREVIEW TRAVEL, INC.

                                    By:  /s/ Kenneth Pelowski
                                         --------------------------
                                         Kenneth Pelowski,
                                         Executive Vice President of Finance and
                                         Administration and Chief Financial
                                         Officer
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                               INDEX TO EXHIBITS

                                                               Sequentially
Exhibit No.               Description                           Numbered Page
-----------               -----------                           -------------

    1          Specimen certificate for Registrant's Common     Incorporated by
               Stock -- incorporated herein by reference to       reference
               Exhibit 4.1 of the Registrant's Registration
               Statement on Form S-1.

   2.1         Certificate of Incorporation -- incorporated     Incorporated by
               herein by reference to Exhibit 3.1 of the          reference
               Registrant's Registration Statement on Form S-1.

   2.2         Form of Amended and Restated Certificate of      Incorporated by
               Incorporation to be filed with the Delaware        reference
               Secretary of State upon the Registrant's reincorporation in Delaware -- incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1.

   2.3         Bylaws -- incorporated herein by reference to    Incorporated by
               Exhibit 3.2 to the Registrant's Registration       reference
               Statement on Form S-1.

   2.4         Third Amended and Restated Registration Rights   Incorporated by
               Agreement dated June 28, 1996, by and among the    reference
               Registrant and certain holders of the
               Registrant's securities -- incorporated herein by reference to Exhibit 10.6 and 10.7 to the Registrant's Registration Statement on Form S-1.